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                                                                   Exhibit 23.03



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Post-effective Amendment of our report dated January 30, 1998, included in Central Illinois Public Service Company's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Post-effective Amendment.

                                            ARTHUR ANDERSEN LLP


Chicago, Illinois
December 3, 1998